                                                                     EXHIBIT 4.1

NUMBER                  INCORPORATED UNDER THE LAWS OF                   SHARES
  0
                                  THE STATE OF
                                    DELAWARE

                                     [LOGO]

                          U.S. HELICOPTER CORPORATION
                95,000,000 SHARES COMMON STOCK, PAR VALUE $0.001

                    See Restrictive Legends on Reverse Side

                                    SPECIMEN

THIS CERTIFIES THAT_____________________________________________is the owner of
________________________________________________________ fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______________ day of _________________20_______

______________________________   __________________   _________________________
Thomas P. Gallagher, SECRETARY                        John G. Murphy, PRESIDENT

                          EXPLANATION OF ABBREVIATIONS

      The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.

JT TEN   As joint tenants with right of survivorship and   TEN ENT             As tenants by the entireties
         not as tenants in common                          UNIF GIFT MIN ACT   Uniform Gifts to Minors Act
TEN COM  As tenants in common                              CUST                Custodian for
                                                           UNIF TRANS MIN ACT  Uniform Transfers to Minors Act

For Value Received, __________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________
______________________________________________________________________
__________________________________ shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
Dated _________________ 20___
                  In presence of
______________________________                    ______________________________

NOTICE THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS [ILLEGIBLE] THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR [ILLEGIBLE]

                                  CERTIFICATE

                                      FOR

                                     SHARES

                                       OF

                                   ISSUED TO

                                     DATED

      THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (A) THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (B) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

      THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND PROVISIONS OF A STOCKHOLDERS AGREEMENT (AS SUCH AGREEMENT MAY BE SUPPLEMENTED, MODIFIED, AMENDED OR RESTATED FROM TIME TO TIME) A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE STOCKHOLDER ON REQUEST TO THE SECRETARY OF THE COMPANY. SUCH STOCKHOLDERS AGREEMENT, PROVIDES, AMONG OTHER THINGS, FOR CERTAIN RESTRICTIONS ON SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE AND THAT SUCH SHARES MAY BE SUBJECT TO PURCHASE BY THE COMPANY OR CERTAIN OF ITS STOCKHOLDERS UPON THE OCCURRENCE OF CERTAIN EVENTS. ANY ISSUANCE, SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SHARES EVIDENCED BY THIS CERTIFICATE TO PERSONS WHO ARE NOT A PARTY TO SUCH STOCKHOLDERS AGREEMENT SHALL BE NULL AND VOID.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND PROVISIONS OF A LOCK-UP AGREEMENT DATED JULY _______, 2004.